Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Income Taxes

10. Income Taxes

In accordance with ASC 740, Income Taxes, the Company recognizes deferred tax assets and liabilities for temporary differences between the financial reporting basis and the tax basis of its assets and liabilities. The Company records a valuation allowance against its net deferred tax asset to reduce the net carrying value to an amount that is more likely than not to be realized.

Income tax positions are considered for uncertainty in accordance with ASC 740-10. The Company believes that its income tax filing positions and deductions are more likely than not of being sustained on audit and does not anticipate any adjustments that will result in a material change to its financial position; therefore, no ASC 740-10 liabilities and no related penalties and interest have been recorded. Tax years since 2003 remain subject to examination in Georgia, Tennessee, and on the federal level. The Company does not anticipate any material changes to its uncertain tax positions within the next 12 months.

Significant management judgment is involved in determining the provision for income taxes, deferred tax assets and liabilities, and any valuation allowance recorded against net deferred tax assets. Due to uncertainties with respect to the realization of deferred tax assets due to the history of operating losses, a valuation allowance has been established against the entire net deferred tax asset balance. The valuation allowance is based on management’s estimates of taxable income in the jurisdictions in which the Company operates and the period over which deferred tax assets will be recoverable. In the event that actual results differ from these estimates or the Company adjusts these estimates in future periods, a change in the valuation allowance may be needed, which could materially impact the Company’s financial position and results of operations.

At September 30, 2012 and December 31, 2011, the Company had federal net operating loss (NOL) carry-forwards of approximately $134,609,000 and $120,353,000 and state NOL carry-forwards of approximately $118,071,000 and $103,815,000 respectively, that are available to reduce future income unless otherwise taxable. If not utilized, the federal NOL carry-forwards will expire at various dates between 2023 and 2031 and the state NOL carry-forwards will expire at various dates between 2020 and 2031.

NOL carry-forwards may be subject to annual limitations under Internal Revenue Code Section 382 (or comparable provisions of state law) in the event that certain changes in ownership of the Company were to occur. In general, an ownership change occurs for purposes of Section 382 if there is a more than 50% change in ownership over a 3-year testing period. The Company is currently evaluating whether a change in ownership occurred with respect to the preferred stock financing in October 2012.

14. INCOME TAXES

The components of the income tax benefit were as follows:

	Years Ended December 31,
	2011	2010	2009
	(In thousands)
Deferred benefit (expense):
Federal	$7,490	$5,738	$6,649
State	883	669	774

	8,373	6,407	7,423
Valuation allowance	(8,373)	(6,407)	(7,423)

Income tax benefit	$—	$—	$—

In accordance with ASC 740, the Company recognizes deferred tax assets and liabilities for temporary differences between the financial reporting basis and the tax basis of its assets and liabilities. The Company records a valuation allowance against its net deferred tax asset to reduce the net carrying value to an amount that is more likely than not to be realized.

Income tax positions are considered for uncertainty in accordance with ASC 740-10. The Company believes that its income tax filing positions and deductions are more likely than not of being sustained on audit and does not anticipate any adjustments that will result in a material change to its financial position; therefore, no ASC 740-10 liabilities and no related penalties and interest have been recorded. Tax years since 2003 remain subject to examination in Georgia, Tennessee, and on the federal level. The Company does not anticipate any material changes to its uncertain tax positions within the next 12 months.

Significant management judgment is involved in determining the provision for income taxes, deferred tax assets and liabilities, and any valuation allowance recorded against net deferred tax assets. Due to uncertainties with respect to the realization of deferred tax assets due to the history of operating losses, a valuation allowance has been established against the entire net deferred tax asset balance. The valuation allowance is based on management’s estimates of taxable income in the jurisdictions in which the Company operates and the period over which deferred tax assets will be recoverable. In the event that actual results differ from these estimates or the Company adjusts these estimates in future periods, a change in the valuation allowance may be needed, which could materially impact the Company’s financial position and results of operations.

At December 31, 2011 and 2010, the Company had federal net operating loss (NOL) carry-forwards of approximately $120,353,000 and $97,813,000 and state NOL carry-forwards of approximately $103,815,000, and $80,995,000 respectively, that are available to reduce future income unless otherwise taxable. If not utilized, the federal NOL carry-forwards will expire at various dates between 2023 and 2031 and the state NOL carry-forwards will expire at various dates between 2020 and 2031.

NOL carry-forwards may be subject to annual limitations under Internal Revenue Code Section 382 (or comparable provisions of state law) in the event that certain changes in ownership of the Company were to occur. The Company periodically evaluates its NOL carry-forwards and whether certain changes in ownership, including its IPO, have occurred that would limit the Company’s ability to utilize a portion of its NOL carry-forwards. If it is determined that significant ownership changes have occurred since the Company generated its NOL carry-forwards, it may be subject to annual limitations on the use of these NOL carry-forwards under Internal Revenue Code (IRC), Section 382 (or comparable provisions of state law). The Company has not performed a formal analysis of its NOLs in connection with IRC Section 382.

Net deferred tax assets (liabilities) were as follows:

	December 31,
	2011	2010
	(In thousands)
Depreciation and amortization	$150	$206
Other deferred tax assets	719	246
NOL carry-forwards	44,710	36,467
Research and development costs	8,179	9,165
Collaboration agreement receivable reserves	1,543	844
Valuation allowance	(55,301)	(46,928)

Total	$—	$—

The income tax benefit differs from the amount determined by applying the U.S. federal statutory income tax rate to the pre-tax accounting loss as follows:

	Years Ended December 31,
	2011		2010		2009
	Amount	Percent	Amount	Percent	Amount	Percent
Federal tax benefit at statutory rate	$(7,655)	34.0%	$(4,712)	34.0%	$(15,035)	34.0%
State tax — net of federal benefit	(892)	4.0	(549)	4.0	(1,751)	4.0
Permanent items	379	(1.7)	(1,166)	8.4	8,938	(20.2)
Change in state deferred tax rate	—	—	—	—	—	—
Other	(205)	0.9	20	—	425	(1.0)
Increase in valuation allowance	8,373	(37.2)	6,407	(46.4)	7,423	(16.8)

Total tax expense	$—	—%	$—	—%	$—	—%